UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

Borland Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 North Capital of Texas Highway, Building 2, Suite 100, Austin, Texas	78731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 340-2200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2009, the Board of Directors of Borland Software Corporation (“Borland”) confirmed that Erik E. Prusch is the President and Chief Executive Officer of Borland. Mr. Prusch was previously appointed as the “Acting” President and Chief Executive Officer following the resignation of Tod Nielsen on December 31, 2008 in accordance with the Company’s CEO Succession Plan and as reported on a Form 8-K filed with the Securities and Exchange Commission on January 6, 2009.

There will be no changes in compensation or any other terms of Mr. Prusch’s employment in connection with the confirmation. In addition, John Olsen will no longer provide the additional oversight duties he had been performing pursuant to the CEO Succession Plan. Mr. Olsen will continue in his role as the Chairman of the Board of Directors.

ITEM 8.01 OTHER EVENTS
On May 6, 2009, Borland filed a Current Report on Form 8-K with the Securities and Exchange Commission and released a press release announcing the execution of a merger agreement with Micro Focus International plc.
Important Additional Information
All parties desiring details regarding the transaction are urged to review the definitive agreement when it is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In connection with the proposed transaction, Borland will file with the SEC a proxy statement, and Borland plans to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders will be able to obtain a free of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Borland, 8310 North Capital of Texas Highway, Building 2 Suite 100, Austin, TX 78731, Attention: Investor Relations, Telephone: (512) 340-1364, or from Borland’s website, http://www.borland.com. Borland and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of Borland in favor of the proposed merger. Information regarding Borland’s directors and executive officers is contained in Borland’s annual proxy statement filed with the SEC on April 8, 2009. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC (when available).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borland Software Corporation

May 7, 2009	By:	/s/ Melissa Fruge

Name: Melissa Fruge
Title: VP and General Counsel